SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

UnumProvident Corporation

(Exact name of registrant as specified in its charter)

Delaware	01-11834	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of Principal Executive Offices)

(423) 755-1011

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On May 7, 2003, we issued 45,980,000 shares of common stock, par value $0.10 per share, in a public offering. We sold the shares of common stock pursuant to an Underwriting Agreement and related Pricing Agreement, each dated as of May 1, 2003, by and among us, Goldman, Sachs & Co., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and SunTrust Capital Markets, Inc., as representatives of the underwriters. We received $476,306,820 in proceeds from the sale of the shares of common stock after deducting underwriting discounts.

Also on May 7, 2003, we issued 20,000,000 8.25% Adjustable Conversion-Rate Equity Security Units (the “Units”) in a public offering. We sold the Units pursuant to an Underwriting Agreement and related Pricing Agreement, each dated as of May 1, 2003, by and among us, Goldman, Sachs & Co., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and SunTrust Capital Markets, Inc., as the underwriters. We received $485,000,000 in proceeds from the sale of the Units after deducting underwriting discounts. Each Unit has a stated amount of $25 and will initially consist of (a) a contract pursuant to which the holder agrees to purchase, for $25, shares of our common stock on May 15, 2006 and (b) a 1/40, or 2.5%, ownership interest in a 6.00% senior note issued by us due May 15, 2008 with a principal amount of $1,000. The senior notes were issued under a Senior Debt Indenture, which we entered into with JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, on March 9, 2001, and a Fourth Supplemental Indenture, which we entered into with JPMorgan Chase Bank, as Trustee, on May 7, 2003.

Item 7. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
1.1	Common Stock Underwriting Agreement

1.2	Common Stock Pricing Agreement

1.3	Unit Underwriting Agreement

1.4	Unit Pricing Agreement

4.1	Fourth Supplemental Indenture, dated as of May 7, 2003, between the Registrant and JPMorgan Chase Bank, as Trustee

4.2	Purchase Contract Agreement, dated as of May 7, 2003, between the Registrant and JPMorgan Chase Bank, as Purchase Contract Agent

4.3

Pledge Agreement, dated as of May 7, 2003, among the Registrant, JPMorgan Chase Bank, as Purchase Contract Agent and BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary

4.4	Form of Normal Unit Certificate (included in Exhibit 4.2)

4.5	Form of Stripped Unit Certificate (included in Exhibit 4.2)

4.6	Form of Senior Note (included in Exhibit 4.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNUMPROVIDENT CORPORATION (Registrant)

By:	/s/ SUSAN N. ROTH
Susan N. Roth Vice President, Corporate Secretary and Assistant General Counsel

Date: May 8, 2003

INDEX TO EXHIBITS

Exhibit	Description
1.1	Common Stock Underwriting Agreement

1.2	Common Stock Pricing Agreement

1.3	Unit Underwriting Agreement

1.4	Unit Pricing Agreement

4.1	Fourth Supplemental Indenture, dated as of May 7, 2003, between the Registrant and JPMorgan Chase Bank, as Trustee

4.2	Purchase Contract Agreement, dated as of May 7, 2003, between the Registrant and JPMorgan Chase Bank, as Purchase Contract Agent

4.3

Pledge Agreement, dated as of May 7, 2003, among the Registrant, JPMorgan Chase Bank, as Purchase Contract Agent and BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary

4.4	Form of Normal Unit Certificate (included in Exhibit 4.2)

4.5	Form of Stripped Unit Certificate (included in Exhibit 4.2)

4.6	Form of Senior Note (included in Exhibit 4.1)